Exhibit 10.1

FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

          This fourth Amendment to Second Amended and Restated Credit Agreement (this "Amendment”), dated and effective as of March 31, 2005 (the “Amendment Effective Date”), is by and among KCS Energy, Inc., a Delaware corporation (the “Borrower”), and each of the Lenders party to that certain Second Amended and Restated Credit Agreement dated as of November 18, 2003, among the Borrower, the Lenders party thereto, Bank of Montreal, a Canadian chartered bank acting through certain of its U.S. branches or agencies, as Agent and Collateral Agent, BNP Paribas, as Documentation Agent and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Syndication Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement”);

          Whereas, the Borrower has requested that the Credit Agreement be amended to allow each of KeyBank National Association, Mizuho Corporate Bank, Ltd., SunTrust Bank and The Royal Bank of Scotland plc (the “New Lenders”) to become “Lenders” party to the Credit Agreement, as set forth herein;

          Whereas, the Borrower has requested that the Credit Agreement be amended to allow The Royal Bank of Scotland plc to become a Co-Documentation Agent under the Credit Agreement, as set forth herein;

          Whereas, giving effect to the foregoing transactions, the Borrower has requested that the Lenders amend the Credit Agreement to (i) increase the Maximum Commitment Amount, (ii) extend the Commitment Termination Date and Stated Maturity Date and (iii) permit the Borrower to issue and incur up to $125.0 million in aggregate principal amount of new funded Indebtedness; and

          Whereas, all of the Lenders (including the New Lenders) have agreed to such amendments subject to the terms and conditions set forth herein.

          Now Therefore, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows. As used herein, the term “Current Lenders” means the Lenders identified as the Current Lenders on Schedule I hereto. Capitalized terms used but not otherwise defined herein shall have the meanings assigned such terms in the Credit Agreement.

     Section 1. Lender Transactions.

          (a) Each Current Lender hereby sells, transfers and assigns to the other Current Lenders and the New Lenders, and each other Current Lender and each New Lender hereby purchases, assumes and undertakes from such Current Lender, without recourse and without representation or warranty (except as provided in this Section 1) a percentage equal to the percentage set forth opposite such Lender’s name on Schedule I hereto under the column “Commitment Percentages Purchased on the Amendment Effective Date” of (i) the Commitments, the Loans and rights in respect of Reimbursement Obligations of such Current Lender and (ii) all related rights, benefits, obligations, liabilities and indemnities of such Current Lender under and in connection with the Credit Agreement, each Guaranty, the Mortgages, each other Security Instrument and the other Loan Documents and all Collateral and other security for the Obligations.

          (b) Upon the effectiveness of this Amendment and by its execution and delivery hereof, each of the New Lenders shall be a party to the Credit Agreement, shall have all the rights and obligations of a “Lender” under the Credit Agreement and the other Loan Documents as if each were a signatory thereto, and shall agree, and does hereby agree, to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents to which the Lenders are a party, in each case, as if each were a signatory thereto.

          (c) Each of the New Lenders hereby represents and warrants as follows: (i) such New Lender has fully reviewed the terms of the Credit Agreement and the other Loan Documents, copies of which, together with copies of the documents which were required to be delivered as a condition to the making of the initial Loans thereunder, have been delivered to such New Lender by the Agent, and such New Lender has independently and without reliance upon any other Lender, the Agent or the Collateral Agent, and based on such information as such New Lender has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and (ii) if such New Lender is not incorporated, formed or organized under the laws of the United Sates of America or a state thereof, such New Lender has contemporaneously herewith delivered to the Agent and the Borrower such documents as are required by Section 4.6 of the Credit Agreement. Each of the New Lenders hereby (x) appoints and authorizes the Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Agent and the Collateral Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (y) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement or any other Loan Document are required to be performed by it as a Lender.

          (d) Each of the New Lenders and each of the Current Lenders hereby advise each other party hereto that its respective address for notices, its respective Applicable Lending Office for Base Rate Loans and its respective Applicable Lending Office LIBO for Rate Loans shall be as set forth below its name on its respective signature page hereto.

          (e) Upon the effectiveness of this Amendment and by its execution and delivery hereof, Royal Bank of Scotland shall become a Co-Documentation Agent under the Credit Agreement as if it were a signatory thereto.

          (f) Renewal Notes. In furtherance of the foregoing transactions, the Borrower shall execute and deliver to each of the Lenders its replacement promissory notes dated the Amendment Effective Date in the form of Annexes “A-1” through “A-8” attached hereto (“Renewal Notes”). The principal amount of each Renewal Note delivered to each Lender shall equal such Lender’s Percentage Share of the Maximum Commitment Amount. The Renewal Notes shall, upon acceptance by the Lenders, and as of the Amendment Effective Date constitute replacements and substitutions for the Notes delivered pursuant to the Credit Agreement. All references in the Credit Agreement and the other Loan Documents to the Notes shall, from and after the Amendment Effective Date, be deemed to refer to the Renewal Notes, the same as if such Renewal Notes were the Notes defined, described and referred to in the Credit Agreement. Upon acceptance of the Renewal Notes, each Current Lender agrees to return to Borrower its November 18, 2003 Note marked “Renewed and Extended” or to provide other evidence reasonably satisfactory to the Borrower that the Loans have been renewed (and not repaid) pursuant to this Amendment and that its existing November 18, 2003 Note has been replaced in its entirety by its Renewal Note.

          (g) As a result of the transactions effected by this Section 1 and after giving effect to the other agreements set forth in this Amendment, upon effectiveness of this Amendment, for purposes of Section 2.1(a) of the Credit Agreement, as amended hereby and for all other purposes of the Credit Agreement, as amended hereby (including, without limitation, for the purpose of amending the definition of “Percentage Share”), the Lenders’ respective Percentage Shares and their respective Revolving Loan Commitments shall be as set forth in Schedule I hereto.

     Section 2. Amendments. The Credit Agreement is hereby amended as follows:

          (a) The definition of “Maximum Commitment Amount” is amended by replacing “$100.0 million” with “$250.0 million”.

          (b) The definition of “Net Cash Proceeds” is amended by deleting the word “equity”, which appears in the fourth line thereof in the phrase “such issuance of equity securities”, so that such phrase shall read “such issuance of securities”.

          (c) The definition of “Permitted Liens” is amended by replacing clause (f) of such definition in its entirety with the following:

     (f) (i) the terms of the instruments evidencing the Oil and Gas Properties of the Borrower or any of its Subsidiaries as in effect immediately prior to the execution of any Mortgage applicable to such Property, (ii) existing or future assignments of any Geologist ORRI, (iii) the terms of the employment or other agreements under which the Borrower or any Subsidiary is required to assign a Geologist ORRI, (iv) the Star Production Payments, (v) the Production Payment 2001 Lien and (vi) documents listed and matters described under the heading “Permitted Encumbrances” or “Permitted Liens” in an exhibit to any of the Security Instruments;

          (d) The definition of “Stated Maturity Date” is amended by replacing “November 20, 2006” with “March 31, 2009”.

          (e) The definition of “Permitted Public Debt Refinancing” is amended and restated to read in its entirety as follows:

     ”Permitted Public Debt Refinancing” shall mean any new capital markets issuance of equity securities (excluding common stock but including Preferred Stock) and/or Indebtedness with respect to which the Net Cash Proceeds of which are used (a) to pay fees incurred in connection with such refinancing and (b) to repay (i) any of the Borrower’s then outstanding Senior Notes (including any Additional Securities) and any other obligations under the Senior Indenture and/or (ii) any other Permitted Additional Funded Indebtedness and which, if issued as Indebtedness, (x) has a stated or scheduled maturity date no earlier than the later of (1) the current maturity date of the Indebtedness being refinanced and (2) September 30, 2009, and (y) is issued under terms which either are substantially similar to the terms of the Senior Indenture or are otherwise in a form approved by the Agent.

          (f) The definition of “Preferred Stock” is amended by replacing “November 30, 2007” with “September 30, 2009”.

          (g) The definition of “Senior Subordinated Indenture” is hereby deleted from the Credit Agreement. The Credit Agreement is hereby amended, mutatis mutandis, to delete therefrom all references to the Senior Subordinated Indenture and the Borrower’s 8? % Senior Subordinated Notes due 2006.

          (h) The following new definitions of “Additional Securities”, “Geologist ORRI”, “Original Securities”, “Permitted Additional Funded Indebtedness”, “Senior Indenture”, “Senior Notes” and “Subordinated Indebtedness” are hereby inserted into the Credit Agreement in the appropriate alphabetical order:

     ”Additional Securities” has the meaning assigned thereto in the Senior Indenture.

     ”Geologist ORRI” means an overriding royalty interest in any Oil and Gas Property that is payable to one or more geologists employed or retained by the Borrower or any Subsidiary pursuant to any prior, existing or future employment agreement, insofar and only insofar as (a) such overriding royalty interest does not exceed two percent (2%) of 8/8ths, proportionately reduced to the granting party’s working or leasehold interest in the Oil and Gas Property in question and (b) giving effect to such overriding royalty interest does not cause the granting parties’ Net Revenue Interest (as such term is defined in the applicable Mortgage executed by the Borrower or the Subsidiary in question) in such Oil and Gas Property to be less than the scheduled Net Revenue Interest set forth in the applicable Mortgage.

     ”Original Securities” means the Initial Securities, together with the Exchange Securities, as each such term is defined in the Senior Indenture.

     ”Permitted Additional Funded Indebtedness” shall mean any new issuance or incurrence after March 31, 2005 of Indebtedness for money borrowed (including any such Indebtedness which may be issued as senior Indebtedness or senior Subordinated Indebtedness or Indebtedness convertible into any equity interests) which either (a)(1) has a stated or scheduled maturity date no earlier than September 30, 2009, and (2) is issued under terms which either are substantially similar to the terms of the Senior Indenture or are otherwise in a form approved by the Agent, or (b) is issued as Additional Securities.

     ”Senior Indenture” shall mean the Indenture dated as of April 1, 2004, by and among the Borrower, the Guarantors (as such term is defined therein) and U.S. Bank National Association, as Trustee, relating to the Senior Notes, as hereafter amended or otherwise modified from time to time in a manner not prohibited hereby.

     ”Senior Notes” means the Borrower’s 7 1/8 % Senior Notes due 2012 issued under the Senior Indenture in the original aggregate principal amount of $175,000,000, together with any Exchange Securities (within the meaning of the Senior Indenture) issued thereunder and any Additional Securities.

     ”Subordinated Indebtedness” shall mean Indebtedness for money borrowed which is subordinated, upon terms approved by the Agent, in right of payment to the payment of all Obligations.

          (i) Section 2.7(e) of the Credit Agreement is amended to read in it entirety as follows:

     ”(e) In the event of the issuance by the Borrower or any of its Subsidiaries of any Indebtedness permitted pursuant to Section 8.1(d), the then current Borrowing Base shall be reduced automatically and immediately, on the date of issuance of such Indebtedness, as follows: (i) until such time as both (A) the Production Payment 2001 Lien shall have been released in the manner described in the definition of “Applicable Margin”, and (B) the Borrowing Base shall have been redetermined to reflect the first priority of the Collateral Agent’s Liens (subject to Permitted Liens and Lien permitted under Section 8.3) under the Mortgages on the Star Properties, by an amount equal to 20% of the Net Cash Proceeds (if any), from the aggregate stated principal amount of such issuance, which are not applied (as evidenced by a certificate delivered by the Borrower to the Agent, which certificate the Borrower agrees to deliver promptly upon such issuance) to refinance any of the Senior Notes or any outstanding Permitted Additional Funded Indebtedness or any outstanding Permitted Public Debt Refinancing, and (ii) thereafter, by an amount equal to 50% of such Net Cash

Proceeds (if any) which are not so applied (as so evidenced by a Borrower certificate).”

          (j) Section 5.2(f)(ii) is amended and restated to read in its entirety as follows:

"(ii) the Senior Indenture, or any other indenture governing any Indebtedness permitted by Section 8.1(d), and such Loan and all Liens created by any of the Security Instruments shall not be prohibited thereunder;”

          (k) Section 8.1(c) is amended and restated to read in its entirety as follows:

     ”(c) up to $175.0 million in aggregate principal amount of Original Securities plus accrued interest thereon;”

          (l) Section 8.1(d) is amended and restated to read in its entirety as follows:

     ”(d) any (i) Permitted Additional Funded Indebtedness; provided, however, the aggregate outstanding principal amount thereof shall not exceed $125.0 million and (ii) Indebtedness issued in a Permitted Public Debt Refinancing; provided further, however, that the issuance or incurrence of Permitted Additional Funded Indebtedness, or any portion of Indebtedness issued in a Permitted Public Debt Refinancing, the Net Cash Proceeds of which are not applied to refinance any of the Senior Notes or any outstanding Permitted Additional Funded Indebtedness or any outstanding Permitted Public Debt Refinancing, shall automatically and immediately upon the issuance thereof reduce the then current Borrowing Base in accordance with Section 2.7(e).”

          (m) Section 8.2(c) is hereby amended and restated to read in its entirety as follows:

     ”(c) obligations under guaranties by and contribution obligations by and among any Subsidiaries that are guarantors of Indebtedness under the Senior Indenture, or any indenture, agreement or other instrument governing or evidencing Permitted Additional Funded Indebtedness or Permitted Public Debt Refinancing that constitutes Indebtedness;”

          (n) Section 8.3(b) is hereby amended and restated to read in its entirety as follows:

     ”(b) Liens on the Net Cash Proceeds of any Permitted Public Debt Refinancing or any Permitted Additional Funded Indebtedness pending application to the Indebtedness being refinanced with such proceeds;”

          (o) Section 8.4(d) is amended and restated to read in its entirety as follows:

”, or (d) the holders of the Senior Notes (including any Additional Securities) as evidenced by Section 4.5 of the Senior Indenture, or the holders of any Permitted Additional Funded Indebtedness or Indebtedness issued in a Permitted Public Debt Refinancing, as evidenced by an “equal and ratable negative pledge” provision of the type set forth in such Section 4.5 or as evidenced by any provision(s) otherwise approved by the Agent.”

          (p) Section 8.5 is amended by replacing clause (d) in its entirety with the following:

"(d) (i) sales, transfers or other dispositions by the Borrower to a Subsidiary Guarantor or by a Subsidiary Guarantor to the Borrower or another Subsidiary Guarantor, and (ii) assignments or transfers of any Geologist ORRI.”

          (q) Section 8.12 is amended and restated to read in its entirety as follows:

     “8.12. Other Funded Indebtedness; Production Payments. With respect to the Senior Indenture or the Senior Notes (including any Additional Securities) (a) materially amend or modify any of the terms or provisions thereof, or (b) otherwise amend or modify any such terms if such amendment or modifications would have the effect of (i) accelerating the stated maturity date of the principal amount thereof, or any scheduled interest payment thereon, (ii) increasing the principal amount thereof if such increase would cause the aggregate principal amount outstanding of all of the Senior Notes, together with (without duplication) all then outstanding Permitted Additional Funded Indebtedness and Permitted Public Debt Refinancing constituting Indebtedness, to exceed $300.0 million in the aggregate, (iii) causing, or purporting to cause, the Liens securing the Obligations no longer to be “Permitted Liens” (as defined in the Senior Indenture), or (iv) providing any Lien for the benefit of the holders thereof, except to the extent permitted by Section 4.5 or Article VIII of the Senior Indenture as in effect at March 31, 2005 (it being understood in all events that no Lien which would cause the Borrower to be required to grant a Lien under such Section 4.5 may be granted if prohibited by any term of this Agreement). With respect to any Permitted Additional Funded Indebtedness and any Permitted Public Debt Refinancing that constitutes Indebtedness, the Borrower shall not amend or modify any of the terms or provisions thereof in a manner that would cause such Indebtedness no longer to comply with the definition herein of “Permitted Additional Funded Indebtedness” and “Permitted Public Debt Refinancing”, respectively. The Borrower shall not make, and shall not permit any Subsidiary to make, any payments, whether in cash, evidences of Indebtedness or other Property, on or with respect to any Subordinated Indebtedness, unless, but only to the extent, such payment would be permitted to be made pursuant to and not result in any violation of the subordination provisions applicable thereto. The Borrower shall not, and shall not permit any Subsidiary to, (a) prepay, redeem, purchase or defease (1) any Subordinated Indebtedness (except with proceeds of a Permitted Public Debt Refinancing or Permitted Additional Funded Indebtedness or with the Net Cash Proceeds from the issuance of equity securities, which, if Preferred Stock, is issued in compliance with Section 2.7(f)), or (2) any of the Senior Notes, or any Permitted Additional Funded Indebtedness or any Indebtedness issued in a Permitted Public Debt Refinancing which in either case is not Subordinated Indebtedness, other than, in each such case in this clause 2, (x) with the Net Cash Proceeds of any Permitted Additional Funded Indebtedness and/or any Permitted Public Debt Refinancing, (y) with the Net Cash Proceeds from the issuance of equity securities, which, if Preferred Stock, is issued in compliance with Section 2.7(f) or (z) pursuant to a purchase offer required under the terms of the indenture or other agreement governing such Indebtedness, or (b) renew, rearrange or amend or modify the Production Payment 2001 Facility other than (i) as required or contemplated under the express terms of the contracts and agreements constituting such facility, and (ii) as required to effect a purchase (in whole or in part) by either the Borrower or one or more of its Subsidiary Guarantors of one or both of the Star Production Payments and the termination or amendment of contracts and agreements relating to the Star Properties and required by any such purchase.”

          (r) Section 11.1 is amended by inserting the following phrase in clause (b) of the proviso after the reference to “Article III”:

”, release the Liens created by the Security Instruments with respect to all or substantially all of the Collateral or release the Subsidiary Guaranty of any Subsidiary Guarantor that is a Material Subsidiary”

     Section 3. Borrowing Base. The Agent hereby notifies the Borrower that the Applicable Lenders have approved a Borrowing Base of $185.0 million as of the Amendment Effective Date, which shall be the Borrowing Base until the scheduled Borrowing Base redetermination in connection with the Reserve Report dated as of July 1, 2005 delivered pursuant to Section 7.5(b) of the Credit Agreement.

     Section 4. Amendment and Ratification. Upon the effectiveness hereof as provided in Section 5, this Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as modified hereby, is hereby ratified, approved and confirmed to be in full force and effect in each and every respect. Except as expressly provided by the amendments set forth in Section 2 and the notice provided in Section 3 hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Agent, the Collateral Agent, any Co-Documentation Agent or the Syndication Agent, nor constitute a waiver of any provision of any of the Loan Documents. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     Section 5. Conditions to Effectiveness.

          (a) This Amendment shall become effective as of the Amendment Effective Date when the Agent has confirmed (and has so notified the Borrower) that (i) all conditions precedent set forth in Section 5(b) have been satisfied and (ii) counterparts hereof have been duly executed by the Borrower and all of the Lenders and delivered to the Agent. The Agent agrees to give the Borrower prompt written confirmation of the effectiveness hereof.

          (b) The Borrower shall have delivered, or cause to have been delivered, the instruments described below duly executed and where applicable, acknowledged by the Borrower or Subsidiary Guarantor(s) party thereto prior to effectiveness of this Amendment:

     (i) multiple original counterparts of this Amendment, in such number as may be requested by the Agent;

     (ii) the eight (8) Renewal Notes;

     (iii) amendments to each of the Mortgages, in form reasonably acceptable to the Agent, to reflect the transactions and agreements contemplated by this Amendment, in such numbers as may be requested by the Agent;

     (iv) certificates of the relevant secretary or assistant secretary of each of the Borrower and each Subsidiary Guarantor certifying as to the absence of any change in their respective Articles or Certificates of Incorporation and bylaws since November 18, 2003 or, in the case of any which have been amended since November 18, 2003, certifying as to the correctness and completeness of the copies thereof attached to such certificate;

     (v) certificates of incumbency and specimen signatures of all officers of the Borrower and each Subsidiary Guarantor who are authorized to execute this Amendment and the other Loan Documents contemplated by this Section 5 on behalf of such Persons, each such certificate being executed by the secretary or an assistant secretary of the Borrower or such Subsidiary Guarantor, as the case may be;

     (vi) copies of corporate resolutions approving this Amendment and the other Loan Documents contemplated by this Section 5 and authorizing the transactions contemplated herein and therein, duly adopted by the respective boards of directors of the Borrower and each Subsidiary Guarantor, accompanied by certificates of the secretary or an assistant secretary of the Borrower or such Subsidiary Guarantor, as the case may be, to the effect that such copies are true and correct copies of resolutions duly adopted at a meeting or by unanimous consent of the board of directors of the Borrower or such Subsidiary Guarantor, as the case may be, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect, and are in full force and effect as of the date of such certificate;

     (vii) results of searches of the UCC records for the Borrower and each Subsidiary Guarantor of the State where such Person is located (within the meaning of the UCC) from a source acceptable to the Agent and reflecting no Liens against any of the Collateral other than Liens in favor of the Agent or the Collateral Agent (or their predecessors in interest), other than Permitted Liens and Liens permitted under Section 8.3 of the Credit Agreement;

     (viii) the opinion of counsel to the Borrower and the Subsidiary Guarantors, in the form attached hereto as Annex B, with such changes thereto as may be approved by the Agent;

     (ix) opinions of special counsel in the states of California, Louisiana, Michigan, Mississippi, New Mexico, Oklahoma, Texas and Wyoming, concerning the sufficiency of the Mortgages in each such state, giving effect to the execution and delivery of the amendments thereto referred to in clause (iii) of this Section 5(b), in form and substance reasonably acceptable to the Agent;

     (x) payment of all fees due and payable by the Borrower hereunder and under the other Loan Documents and reimbursement from the Borrower, or legal counsel for the Agent shall have received payment from the Borrower, for (i) all reasonable fees and expenses of counsel to the Agent for which the Borrower is responsible pursuant to applicable provisions of this Amendment and for which invoices have been presented as of or prior to the Amendment Effective Date, and (ii) unless filing and recordation is agreed to be the responsibility of the Borrower, estimated fees charged by filing officers and other public officials incurred or to be incurred in connection with the filing and recordation of the amendments to the Mortgages referred to in clause (iii) of this Section 5(b), for which invoices have been presented as of or prior to the Amendment Effective Date;

     (xi) a letter by an Executive Officer of the Borrower updating the Supplemental Disclosure Letter, in form and substance acceptable to the Agent; and

     (xii) a certificate of the Chief Financial Officer of the Borrower attaching a copy of the Senior Indenture, and certifying that (A) the incurrence of Indebtedness hereunder up to the Revolving Period Commitment Amount (after giving effect to the notice in Section 3 hereof) is permitted as of the date hereof by the Senior Indenture and (B) the Liens created under the Security Instruments constitute “Permitted Liens” thereunder (as such term is defined therein), showing all relevant calculations.

     Section 6. Representations and Warranties. The Borrower hereby represents and warrants that, as of the Amendment Effective Date, after giving effect to this Amendment:

          (a) Due Authorization; Valid Execution and Delivery. The execution and delivery by the Borrower of this Amendment, the execution and delivery of the consent and agreement hereto by the Subsidiary Guarantors, the borrowings under the Credit Agreement, as amended hereby, the execution and delivery by the Borrower of the Renewal Notes and by the Borrower and each of the Subsidiary Guarantors of the other Loan Documents required under Section 5 hereof to be executed and delivered in connection herewith, the repayment of the Renewal Notes and interest and fees provided for in the Renewal Notes and the Credit Agreement, as amended hereby, and the granting, ratification, confirmation and affirmation of the Liens and the performance of all obligations of the Borrower and each of the Subsidiary Guarantors under the Loan Documents are within the power of the Borrower or such Subsidiary Guarantor, as the case may be, have been duly authorized by all necessary corporate action by the Borrower or such Subsidiary Guarantor, as the case may be, and this Amendment, the Renewal Notes and the other Loan Documents required under Section 5 hereof to be executed and delivered in connection herewith have been duly and validly executed and delivered by the Borrower and each Subsidiary Guarantor, as applicable, and do not (a) require the consent of any Governmental Authority to be obtained by the Borrower or such Subsidiary Guarantor, as applicable, (b) contravene or conflict with any Requirement of Law applicable to the Borrower or such Subsidiary Guarantor, as the case may be, or the articles or certificate of incorporation, bylaws, or other organizational or governing documents of the Borrower or such Subsidiary Guarantor, as the case may be, (c) contravene or conflict with any indenture, instrument, or other agreement, including, without limitation, the Senior Indenture, to which the Borrower or any Subsidiary Guarantor, as the case may be, is a party or by which any Property of the Borrower or any Subsidiary Guarantor, as the case may be, may be bound or encumbered, except as could not reasonably be expected to have a Material Adverse Effect, (d) contravene or conflict with any indenture, instrument, or other agreement by which any item of Collateral is bound or to which any such item of Collateral is subject, except as could not reasonably be expected to have a Material Adverse Effect, or (e) result in or require the creation or imposition of any Lien in, upon or of any Property of the Borrower or any Subsidiary Guarantor, as the case may be, under any such indenture, instrument, or other agreement, other than the Loan Documents.

          (b) Valid and Binding Obligations. Upon the execution and delivery of this Amendment, the Credit Agreement, as amended hereby is, and each other Loan Document to which the Borrower or any Subsidiary Guarantor, as the case may be, is a party, is the legal, valid, and binding obligation of the Borrower or such Subsidiary Guarantor which is a party thereto, enforceable against the Borrower or such Subsidiary Guarantor, as the case may be, in accordance with its respective terms except as limited by bankruptcy, insolvency or similar laws affecting generally the rights of creditors and general principles of equity, whether applied by a court of law or equity.

          (c) Authorizations; Consents. Except for the filings contemplated by the opinions described in Section 5(b)(ix) above, no authorization, consent, approval, exemption, franchise, permit, or license of, or filing with, any Governmental Authority or any other Person is required to be obtained by the Borrower or any Subsidiary of the Borrower to authorize, or is otherwise required in connection with, the valid execution and delivery by the Borrower or any Subsidiary Guarantor of this Amendment or any Loan Documents required under Section 5 hereof, the repayment by the Borrower of the Renewal Notes and interest and fees provided in the Renewal Notes and the Credit Agreement, as amended hereby, or the performance by the Borrower and the Subsidiary Guarantors of the Obligations.

          (d) Existing Indebtedness. As of the Amendment Effective Date, except for Indebtedness reflected in the most recent annual audited consolidated Financial Statements of the Borrower and its Subsidiaries delivered to the Agent pursuant to Section 7.3 of the Credit Agreement, the Borrower and its Subsidiaries have no Indebtedness other than Indebtedness set forth in Schedule II under the heading “Existing Indebtedness” (which schedule shows the aggregate principal amounts of the Indebtedness disclosed thereon, other than intercompany Indebtedness, as of February 28, 2005).

          (e) Gas Contracts. Except (i) as set forth in Schedule II under the heading “Gas Contracts,” as of the Amendment Effective Date, the Borrower is not obligated, and no Subsidiary of the Borrower is obligated, in any material respect, by virtue of any prepayment made under any contract containing a “take-or-pay” or “prepayment” provision or under any similar agreement to deliver hydrocarbons produced from or allocated to any of the Mortgaged Property at some future date without receiving full payment therefor within 90 days of delivery, and (ii) as set forth in Schedule II under the heading “Gas Imbalances”, as of February 28, 2005, none of the Borrower or any Subsidiary of the Borrower has produced gas, in any material amount, subject to, and none of the Borrower, any Subsidiary of the Borrower or any of the Mortgaged Properties is subject to, balancing rights of third parties or subject to balancing duties under governmental requirements.

          (f) Contingent Obligations. As of the Amendment Effective Date, except for Contingent Obligations reflected in the most recent annual audited consolidated Financial Statements of the Borrower and its Subsidiaries delivered to the Agent pursuant to Section 7.3 of the Credit Agreement, the Borrower has no Contingent Obligations other than those set forth in Schedule II under the heading “Contingent Obligations”.

          (g) Subsidiaries. As of the Amendment Effective Date, the Borrower has no Subsidiaries other than those set forth in Exhibit X to the Credit Agreement under the heading “Subsidiaries”. As of the Amendment Effective Date, none of the Borrower or any Subsidiary of the Borrower is a general partner or joint venturer or has partnership or joint venture interests in any Person other than those set forth in such Exhibit X. All of the Subsidiaries listed on such Exhibit X are wholly-owned (directly or indirectly) by the Borrower.

          (h) Security Instruments. Upon the execution and delivery of the instruments described in Section 5(b)(iii), the Security Instruments executed and delivered by the Borrower or any Subsidiary Guarantor as of the Amendment Effective Date create in favor of the Collateral Agent legal, valid and enforceable Liens in all right, title and interest of such Person in the Collateral described therein, securing all Obligations under the Credit Agreement, as amended hereby, and under the Renewal Notes and the other Loan Documents. No filing or other action is required under the UCC or the Uniform Commercial Code as in effect at the Amendment Effective Date in the States of Texas and Delaware in order to continue the perfection and priority of the Liens in favor of the Collateral Agent granted under the Security Instruments described in clauses (ii), (iii) and (vi) of Section 5.1(a) of the Credit Agreement and heretofore perfected by the filing of UCC financing statements. Except for the filing and recordation of the instruments described in Section 5(b)(iii) and except as disclosed in the opinions described in Section 5(b)(ix) above, no filing or other action is required in order to continue the perfection and priority of the Liens in favor of the Collateral Agent granted under the Mortgages.

          (i) Bring-Down of Representations and Warranties. The representations and warranties of the Borrower and each Subsidiary Guarantor contained in the Loan Documents are correct in all material respects on and as of the Amendment Effective Date (other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date), as though made on and as of such date.

          (j) No Default or Event of Default. No event has occurred and is continuing which constitutes a Default, an Event of Default or both.

     Section 7. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with and be governed by the laws of the State of Illinois.

     Section 8. Costs and Expenses. The Borrower shall pay all reasonable costs and expenses incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable costs and fees of the Agent’s legal counsel.

     Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     Section 10. Facsimile Transmission of Signature. Any party to this Amendment may indicate its intention to be bound by its execution and delivery of this Amendment by its signature to the signature page hereof and the delivery of the signature page hereof to the other parties or their respective representatives by facsimile transmission or telecopy. The delivery of a party’s signature on the signature page by facsimile transmission or telecopy shall have the same force and effect as if such party signed and delivered this Amendment in person.

[Signature Pages Follow]

          In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first set forth above, to be effective as of the Amendment Effective Date.

BORROWER:

KCS ENERGY, INC.

By:	/s/ J.T. Leary

	Name:	J.T. Leary

	Title:	Vice President & CFO

Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page

LENDERS:

BANK OF MONTREAL, acting through its U.S. branches and agencies, including its Chicago, Illinois branch, as a Lender, the Agent and Collateral Agent

By:	/s/ Joseph A. Bliss

Name:	Joseph A. Bliss
Title:	Director

Address:	115 South LaSalle Street
11th Floor West
Chicago, Illinois 60603

Facsimile No.:(312) 750-3456

Attention: Terri Perez-Ford, Specialist

with copy to:

Bank of Montreal
Houston Agency
700 Louisiana Street
4400 Bank of America Center
Houston, Texas 77002

Facsimile No.:(713) 223-4007

Attention: Joseph A. Bliss

Applicable Lending Office for Base Rate Loans and LIBO Rate Loans:

Address:	115 South LaSalle Street,
11th Floor West
Chicago, Illinois 60603

Facsimile No.: (312) 750-3456

Attention:	Terri Perez-Ford, Specialist

Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page

BNP PARIBAS, as a Lender and Co-Documentation Agent

By:	/s/ Douglas R. Liftman

Name:	Douglas R. Liftman

Title:	Managing Director

By:	/s/ Polly Schott

Name:	Polly Schott

Title:	Vice President

Address:	919 Third Avenue
New York, New York 10022

Facsimile No.:(212) 841-2683

Attention: Cory Lantin

with a copy to:

BNP Paribas
1200 Smith Street, Suite 3100
Houston, Texas 77002

Facsimile No.: (713) 659-6915
Attention: Doug Liftman

Applicable Lending Office for Base Rate Loans and LIBO Rate Loans:

Address:	919 Third Avenue
New York, New York 10022

Facsimile No.: (212) 841-2683

Attention:	Cory Lantin

Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA), as a Lender and Syndication Agent

By:	/s/ Jo Linda Papadakis

Name:	Jo Linda Papadakis

Title:	Associate Director

Address:	1 Bank One Plaza
IL1-0634
Chicago, IL 60670

Facsimile No.: (312) 385-7095

Attention:	Susan Dugan

with copy to:

Address:	600 Travis, 20th Floor
Houston, Texas 77002

Facsimile No.: (713) 216-7770

Attention:	Jo Linda Papadakis

Applicable Lending Office for Base Rate Loans and LIBO Rate Loans:

Address:	1 Bank One Plaza
IL1-0634
Chicago, IL 60670

Facsimile No.: (312) 385-7095

Attention:	Susan Dugan

Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page

STERLING BANK

By:	/s/ C. Scott Wilson

Name:	C. Scott Wilson
Title:	Senior Vice President

Address:	2500 N. Loop West, Suite 100
Houston, Texas 77092

Facsimile No.:(713) 507-7948

Attention:	C. Scott Wilson

Applicable Lending Office for Base Rate Loans and LIBO Rate Loans:

Address:	2550 N. Loop West, Suite 100
Houston, Texas 77092

Facsimile No.: (713) 507-7908

Attention: Cheri Allen

Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page

THE ROYAL BANK OF SCOTLAND PLC, as a Lender and Co-Documentation Agent

By:	/s/ James R. McBride

Name:	James R. McBride
Title:	Managing Director

Address:	600 Travis, Suite 6500
Houston, Texas 77002

Facsimile No.:(713) 221-2428

Attention:	Bobby Poirrier

Applicable Lending Office for Base Rate Loans and LIBO Rate Loans:

Address:	101 Park Avenue, 12th Floor
New York, New York 10178

Facsimile No.: (212) 401-1336

Attention:	Mariana Spiridon

Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page

KEY BANK NATIONAL ASSOCIATION

By:	/s/ Thomas Rajan

Name:	Thomas Rajan
Title:	Vice President

Address:	8117 Preston Rd #440
MailCode — TX-07-14-0600
Dallas, TX 75225

Facsimile No.:(214) 414-2580

Attention:	Thomas Rajan or Jason T. Meek

Applicable Lending Office for Base Rate Loans and LIBO Rate Loans:

Address:	127 Public Square
Cleveland, OH 44114

Facsimile No.: (216) 689-5962

Attention:	Yvette Dyson-Owens

Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Takahiko Ueda

Name:	Takahiko Ueda
Title:	Deputy General Manager

Address:	1251 Avenue of the Americas
New York, New York 10020

Facsimile No.: (212) 282-4488

Attention:	Leon Mo

Applicable Lending Office for Base Rate Loans and LIBO Rate Loans:

Address:	1800 Plaza Ten,
Harborside Financial Center
Jersey City, New Jersey 07311

Facsimile No.: (201) 626-9141/ 9942

Attention: Hema Divatia

Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page

SUNTRUST BANK

By:	/s/ Sean Roche

Name:	Sean Roche
Title:	Vice President

Address:	303 Peachtree Street
10th Floor, MC 1929
Atlanta, GA 30308

Facsimile No.: (404) 827-6270

Attention:	Jim Warren

Applicable Lending Office for Base Rate Loans and LIBO Rate Loans:

Address:	303 Peachtree Street
10th Floor
Atlanta, GA 30308

Facsimile No.: (404) 230-1940

Attention:	Tina Marie Edwards

Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page

Consent and Agreement as of the Amendment Effective Date

Each Subsidiary Guarantor executes this Consent and Agreement to the Fourth Amendment to the Second Amended and Restated Credit Agreement (the “Fourth Amendment”) in the space provided below to evidence its consent to the Fourth Amendment, and each of the undersigned Subsidiary Guarantors hereby renews and affirms its Subsidiary Guaranty of the Obligations, giving effect to the Fourth Amendment, and the Liens created and granted by it in each Security Instrument, and agrees that the Fourth Amendment shall in no manner affect or impair such Subsidiary Guaranty or Liens, all of which continue to be valid and subsisting as the enforceable obligations of such Subsidiary Guarantor.

SUBSIDIARY GUARANTORS:

KCS RESOURCES, INC.

By:	/s/ J.T. Leary
Name:	J.T. Leary
Title:	Vice President & CFO

KCS ENERGY SERVICES, INC.

By:	/s/ J.T. Leary
Name:	J.T. Leary
Title:	Vice President & CFO

MEDALLION CALIFORNIA PROPERTIES COMPANY

By:	/s/ J.T. Leary
Name:	J.T. Leary
Title:	Vice President & CFO

PROLIQ, INC.

By:	/s/ Frederick Dwyer
Name:	Frederick Dwyer
Title:	Vice President & Secretary

Consent and Agreement to the Fourth Amendment to
Second Amended and Restated Credit Agreement
Signature Page

SCHEDULE I

	Commitment
	Percentages
	Purchased on the
	Amendment Effective
	Date and Percentage	Revolving Loan
Lender	Shares	Commitments

CURRENT LENDERS:
Bank of Montreal	17.20%	$43,000,000
BNP Paribas	15.20%	$38,000,000
JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA)	15.20%	$38,000,000
Sterling Bank	9.30%	$23,250,000
NEW LENDERS:
The Royal Bank of Scotland plc	15.20%	$38,000,000
KeyBank National Association	9.30%	$23,250,000
Mizuho Corporate Bank, Ltd.	9.30%	$23,250,000
SunTrust Bank	9.30%	$23,250,000
	100.000000%	$250,000,000

Schedule II

Existing Indebtedness
(Section 6(d))
As of February 28, 2005

Production Payment 2001 Obligations	$14,224,138
($3,101,627 less than reflected in the most recent annual audited consolidated Financial Statements of the Borrower and its Subsidiaries delivered to the Agent).

Intercompany Indebtedness.

Schedule II

Gas Contracts
(Section 6(e))

None

ANNEX “A-1”

PROMISSORY NOTE

$43,000,000	March 31, 2005

     FOR VALUE RECEIVED, the undersigned (“Maker,”) promises to pay to the order of Bank of Montreal, a Canadian chartered bank acting through certain of its U.S. branches or subsidiaries (“Payee”), at the banking quarters in Chicago, Illinois specified in the Credit Agreement (as hereinafter defined) of Payee, the sum of FORTY THREE MILLION AND NO/100 DOLLARS ($43,000,000), or so much thereof as may be advanced and outstanding against this Note pursuant to the Second Amended and Restated Credit Agreement dated as of November 18, 2003 by and among Maker, the Lenders party thereto, Bank of Montreal, a Canadian chartered bank acting through certain of its U.S. branches and agencies, as Agent and Collateral Agent (in such capacities, the “Agent”), BNP Paribas, as Documentation Agent, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Syndication Agent (in such capacity, the “Syndication Agent”) (the “Original Credit Agreement”; and as amended, restated, or supplemented through the Fourth Amendment thereto referred to below and as hereafter amended, restated or supplemented from time to time, the “Credit Agreement”; defined terms from which are used herein with the meaning assigned thereto in the Credit Agreement, unless expressly provided to the contrary herein), together with interest at the rates, and subject to the limitations and calculated as provided in the Credit Agreement. The principal and interest hereunder shall be due and payable on the dates and in the amounts as are specified in the Credit Agreement.

     Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder.

     This Note is issued and delivered under the Fourth Amendment to Second Amended and Restated Credit Agreement of even date herewith among Maker, the Lenders party thereto, the Agent, BNP Paribas and The Royal Bank of Scotland plc, as Co-Documentation Agents, and the Syndication Agent and represents a renewal, replacement and extension of the Indebtedness heretofore represented by the Notes issued by Maker under the Original Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any other payment on this Note.

     Without being limited thereto or thereby, this Note is secured by the Security Instruments.

[SIGNATURES ON NEXT PAGE]

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

KCS ENERGY, INC.
By:

ANNEX “A-2”

PROMISSORY NOTE

$38,000,000	March 31, 2005

     FOR VALUE RECEIVED, the undersigned (“Maker,”) promises to pay to the order of BNP Paribas (“Payee”), at the banking quarters in Chicago, Illinois specified in the Credit Agreement (as hereinafter defined) of Bank of Montreal, a Canadian chartered bank acting through certain of its U.S. branches or subsidiaries, the sum of THIRTY EIGHT MILLION AND NO/100 DOLLARS ($38,000,000), or so much thereof as may be advanced and outstanding against this Note pursuant to the Second Amended and Restated Credit Agreement dated as of November 18, 2003 by and among Maker, the Lenders party thereto, Bank of Montreal, a Canadian chartered bank acting through certain of its U.S. branches or subsidiaries, as Agent and Collateral Agent (in such capacities, the “Agent”), BNP Paribas, as Documentation Agent, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Syndication Agent (in such capacity, the “Syndication Agent”) (the “Original Credit Agreement”; and as amended, restated, or supplemented through the Fourth Amendment thereto referred to below and as hereafter amended, restated or supplemented from time to time, the “Credit Agreement,” defined terms from which are used herein with the meaning assigned thereto in the Credit Agreement, unless expressly provided to the contrary herein), together with interest at the rates, and subject to the limitations and calculated as provided in the Credit Agreement. The principal and interest hereunder shall be due and payable on the dates and in the amounts as are specified in the Credit Agreement.

     Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder.

     This Note is issued and delivered under the Fourth Amendment to Second Amended and Restated Credit Agreement of even date herewith among Maker, the Lenders party thereto, the Agent, BNP Paribas and The Royal Bank of Scotland plc, as Co-Documentation Agents, and the Syndication Agent and represents a renewal, replacement and extension of the Indebtedness heretofore represented by the Notes issued by Maker under the Original Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any other payment on this Note.

     Without being limited thereto or thereby, this Note is secured by the Security Instruments.

[SIGNATURES ON NEXT PAGE]

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

KCS ENERGY, INC.
By:

ANNEX “A-3”

PROMISSORY NOTE

$38,000,000	March 31, 2005

     FOR VALUE RECEIVED, the undersigned (“Maker,”) promises to pay to the order of JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA) (“Payee”), at the banking quarters in Chicago, Illinois specified in the Credit Agreement (as hereinafter defined) of Bank of Montreal, a Canadian chartered bank acting through certain of its U.S. branches or subsidiaries, the sum of THIRTY EIGHT MILLION AND NO/100 DOLLARS ($38,000,000), or so much thereof as may be advanced and outstanding against this Note pursuant to the Second Amended and Restated Credit Agreement dated as of November 18, 2003 by and among Maker, the Lenders party thereto, Bank of Montreal, a Canadian chartered bank acting through certain of its U.S. branches or subsidiaries, as Agent and Collateral Agent (in such capacities, the “Agent”), BNP Paribas, as Documentation Agent, and JPMorgan Chase Bank, N.A., as Syndication Agent (in such capacity, the “Syndication Agent”) (the “Original Credit Agreement”; and as amended, restated, or supplemented through the Fourth Amendment thereto referred to below and as hereafter amended, restated or supplemented from time to time, the “Credit Agreement,” defined terms from which are used herein with the meaning assigned thereto in the Credit Agreement, unless expressly provided to the contrary herein), together with interest at the rates, and subject to the limitations and calculated as provided in the Credit Agreement. The principal and interest hereunder shall be due and payable on the dates and in the amounts as are specified in the Credit Agreement.

     Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder.

     This Note is issued and delivered under the Fourth Amendment to Second Amended and Restated Credit Agreement of even date herewith among Maker, the Lenders party thereto, the Agent, BNP Paribas and The Royal Bank of Scotland plc, as Co-Documentation Agents, and the Syndication Agent and represents a renewal, replacement and extension of the Indebtedness heretofore represented by the Notes issued by Maker under the Original Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any other payment on this Note.

     Without being limited thereto or thereby, this Note is secured by the Security Instruments.

[SIGNATURES ON NEXT PAGE]

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

KCS ENERGY, INC.
By:

ANNEX “A-4”

PROMISSORY NOTE

$23,250,000	March 31, 2005

     FOR VALUE RECEIVED, the undersigned (“Maker,”) promises to pay to the order of Sterling Bank (“Payee”), at the banking quarters in Chicago, Illinois specified in the Credit Agreement (as hereinafter defined) of Bank of Montreal, a Canadian chartered bank acting through certain of its U.S. branches or subsidiaries, the sum of TWENTY THREE MILLION TWO HUNDRED AND FIFTY THOUSAND AND NO/100 DOLLARS ($23,250,000), or so much thereof as may be advanced and outstanding against this Note pursuant to the Second Amended and Restated Credit Agreement dated as of November 18, 2003 by and among Maker, the Lenders party thereto, Bank of Montreal, a Canadian chartered bank acting through certain of its U.S. branches or subsidiaries, as Agent and Collateral Agent (in such capacities, the “Agent”), BNP Paribas, as Documentation Agent, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Syndication Agent (in such capacity, the “Syndication Agent”) (the “Original Credit Agreement”; and as amended, restated, or supplemented through the Fourth Amendment thereto referred to below and as hereafter amended, restated or supplemented from time to time, the “Credit Agreement,” defined terms from which are used herein with the meaning assigned thereto in the Credit Agreement, unless expressly provided to the contrary herein), together with interest at the rates, and subject to the limitations and calculated as provided in the Credit Agreement. The principal and interest hereunder shall be due and payable on the dates and in the amounts as are specified in the Credit Agreement.

     Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder.

     This Note is issued and delivered under the Fourth Amendment to Second Amended and Restated Credit Agreement of even date herewith among Maker, the Lenders party thereto, the Agent, BNP Paribas and The Royal Bank of Scotland plc, as Co-Documentation Agents, and the Syndication Agent and represents a renewal, replacement and extension of the Indebtedness heretofore represented by the Notes issued by Maker under the Original Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any other payment on this Note.

     Without being limited thereto or thereby, this Note is secured by the Security Instruments.

[SIGNATURES ON NEXT PAGE]

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

KCS ENERGY, INC.
By:

ANNEX “A-5”

PROMISSORY NOTE

$38,000,000	March 31, 2005

     FOR VALUE RECEIVED, the undersigned (“Maker,”) promises to pay to the order of The Royal Bank of Scotland plc (“Payee”), at the banking quarters in Chicago, Illinois specified in the Credit Agreement (as hereinafter defined) of Bank of Montreal, a Canadian chartered bank acting through certain of its U.S. branches or subsidiaries, the sum of THIRTY EIGHT MILLION AND NO/100 DOLLARS ($38,000,000), or so much thereof as may be advanced and outstanding against this Note pursuant to the Second Amended and Restated Credit Agreement dated as of November 18, 2003 by and among Maker, the Lenders party thereto, Bank of Montreal, a Canadian chartered bank acting through certain of its U.S. branches or subsidiaries, as Agent and Collateral Agent (in such capacities, the “Agent”), BNP Paribas, as Documentation Agent, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Syndication Agent (in such capacity, the “Syndication Agent”) (the “Original Credit Agreement”; and as amended, restated, or supplemented through the Fourth Amendment thereto referred to below and as hereafter amended, restated or supplemented from time to time, the “Credit Agreement,” defined terms from which are used herein with the meaning assigned thereto in the Credit Agreement, unless expressly provided to the contrary herein), together with interest at the rates, and subject to the limitations and calculated as provided in the Credit Agreement. The principal and interest hereunder shall be due and payable on the dates and in the amounts as are specified in the Credit Agreement.

     Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder.

     This Note is issued and delivered under the Fourth Amendment to Second Amended and Restated Credit Agreement of even date herewith among Maker, the Lenders party thereto, the Agent, BNP Paribas and The Royal Bank of Scotland plc, as Co-Documentation Agents, and the Syndication Agent and represents a renewal, replacement and extension of the Indebtedness heretofore represented by the Notes issued by Maker under the Original Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any other payment on this Note.

     Without being limited thereto or thereby, this Note is secured by the Security Instruments.

[SIGNATURES ON NEXT PAGE]

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

KCS ENERGY, INC.
By:

ANNEX “A-6”

PROMISSORY NOTE

$23,250,000	March 31, 2005

     FOR VALUE RECEIVED, the undersigned (“Maker,”) promises to pay to the order of KeyBank National Association (“Payee”), at the banking quarters in Chicago, Illinois specified in the Credit Agreement (as hereinafter defined) of Bank of Montreal, a Canadian chartered bank acting through certain of its U.S. branches or subsidiaries, the sum of TWENTY THREE MILLION TWO HUNDRED AND FIFTY THOUSAND AND NO/100 DOLLARS ($23,250,000), or so much thereof as may be advanced and outstanding against this Note pursuant to the Second Amended and Restated Credit Agreement dated as of November 18, 2003 by and among Maker, the Lenders party thereto, Bank of Montreal, a Canadian chartered bank acting through certain of its U.S. branches or subsidiaries, as Agent and Collateral Agent (in such capacities, the “Agent”), BNP Paribas, as Documentation Agent, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Syndication Agent (in such capacity, the “Syndication Agent”) (the “Original Credit Agreement”; and as amended, restated, or supplemented through the Fourth Amendment thereto referred to below and as hereafter amended, restated or supplemented from time to time, the “Credit Agreement,” defined terms from which are used herein with the meaning assigned thereto in the Credit Agreement, unless expressly provided to the contrary herein), together with interest at the rates, and subject to the limitations and calculated as provided in the Credit Agreement. The principal and interest hereunder shall be due and payable on the dates and in the amounts as are specified in the Credit Agreement.

     Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder.

     This Note is issued and delivered under the Fourth Amendment to Second Amended and Restated Credit Agreement of even date herewith among Maker, the Lenders party thereto, the Agent, BNP Paribas and The Royal Bank of Scotland plc, as Co-Documentation Agents, and the Syndication Agent and represents a renewal, replacement and extension of the Indebtedness heretofore represented by the Notes issued by Maker under the Original Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any other payment on this Note.

     Without being limited thereto or thereby, this Note is secured by the Security Instruments.

[SIGNATURES ON NEXT PAGE]

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

KCS ENERGY, INC.
By:

ANNEX “A-7”

PROMISSORY NOTE

$23,250,000	March 31, 2005

     FOR VALUE RECEIVED, the undersigned (“Maker,”) promises to pay to the order of Mizuho Corporate Bank, Ltd. (“Payee”), at the banking quarters in Chicago, Illinois specified in the Credit Agreement (as hereinafter defined) of Bank of Montreal, a Canadian chartered bank acting through certain of its U.S. branches or subsidiaries, the sum of TWENTY THREE MILLION TWO HUNDRED AND FIFTY THOUSAND AND NO/100 DOLLARS ($23,250,000), or so much thereof as may be advanced and outstanding against this Note pursuant to the Second Amended and Restated Credit Agreement dated as of November 18, 2003 by and among Maker, the Lenders party thereto, Bank of Montreal, a Canadian chartered bank acting through certain of its U.S. branches or subsidiaries, as Agent and Collateral Agent (in such capacities, the “Agent”), BNP Paribas, as Documentation Agent, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Syndication Agent (in such capacity, the “Syndication Agent”) (the “Original Credit Agreement”; and as amended, restated, or supplemented through the Fourth Amendment thereto referred to below and as hereafter amended, restated or supplemented from time to time, the “Credit Agreement,” defined terms from which are used herein with the meaning assigned thereto in the Credit Agreement, unless expressly provided to the contrary herein), together with interest at the rates, and subject to the limitations and calculated as provided in the Credit Agreement. The principal and interest hereunder shall be due and payable on the dates and in the amounts as are specified in the Credit Agreement.

     Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder.

     This Note is issued and delivered under the Fourth Amendment to Second Amended and Restated Credit Agreement of even date herewith among Maker, the Lenders party thereto, the Agent, BNP Paribas and The Royal Bank of Scotland plc, as Co-Documentation Agents, and the Syndication Agent and represents a renewal, replacement and extension of the Indebtedness heretofore represented by the Notes issued by Maker under the Original Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any other payment on this Note.

     Without being limited thereto or thereby, this Note is secured by the Security Instruments.

[SIGNATURES ON NEXT PAGE]

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

KCS ENERGY, INC.
By:

ANNEX “A-8”

PROMISSORY NOTE

$23,250,000	March 31, 2005

     FOR VALUE RECEIVED, the undersigned (“Maker,”) promises to pay to the order of SunTrust Bank (“Payee”), at the banking quarters in Chicago, Illinois specified in the Credit Agreement (as hereinafter defined) of Bank of Montreal, a Canadian chartered bank acting through certain of its U.S. branches or subsidiaries, the sum of TWENTY THREE MILLION TWO HUNDRED AND FIFTY THOUSAND AND NO/100 DOLLARS ($23,250,000), or so much thereof as may be advanced and outstanding against this Note pursuant to the Second Amended and Restated Credit Agreement dated as of November 18, 2003 by and among Maker, the Lenders party thereto, Bank of Montreal, a Canadian chartered bank acting through certain of its U.S. branches or subsidiaries, as Agent and Collateral Agent (in such capacities, the “Agent”), BNP Paribas, as Documentation Agent, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Syndication Agent (in such capacity, the “Syndication Agent”) (the “Original Credit Agreement”; and as amended, restated, or supplemented through the Fourth Amendment thereto referred to below and as hereafter amended, restated or supplemented from time to time, the “Credit Agreement,” defined terms from which are used herein with the meaning assigned thereto in the Credit Agreement, unless expressly provided to the contrary herein), together with interest at the rates, and subject to the limitations and calculated as provided in the Credit Agreement. The principal and interest hereunder shall be due and payable on the dates and in the amounts as are specified in the Credit Agreement.

     Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder.

     This Note is issued and delivered under the Fourth Amendment to Second Amended and Restated Credit Agreement of even date herewith among Maker, the Lenders party thereto, the Agent, BNP Paribas and The Royal Bank of Scotland plc, as Co-Documentation Agents, and the Syndication Agent and represents a renewal, replacement and extension of the Indebtedness heretofore represented by the Notes issued by Maker under the Original Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any other payment on this Note.

     Without being limited thereto or thereby, this Note is secured by the Security Instruments.

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     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

KCS ENERGY, INC.
By: